[LOGO OF DELAWARE INVESTMENTS]






                                                      Lincoln National
                                                      International Fund, Inc.
                                                      Annual Report
                                                      December 31, 1999

Lincoln National International Fund, Inc.


Index
         Commentary
         Statement of Net Assets
         Statement of Operations
         Statements of Changes in Net Assets
         Financial Highlights
         Notes to Financial Statements
         Report of Ernst & Young LLP, Independent Auditors

Lincoln National International Fund, Inc.

Managed by:         [LOGO OF DELAWARE INVESTMENTS]


1999 was a strong year for international equity markets. The Fund achieved strong absolute returns rising 17.8% but our defensive, value investment approach could not keep up with the MSCI EAFE Index,* whose markets charged with telecommunications and internet euphoria, rose 27.3%. We held a number of companies that returned more than 80% last year including: Siemens and Alcatel, telecommunications equipment suppliers in Germany and France, Telefonica, the Spanish telephone utility and Canon and Hitachi, Japanese manufacturers of computers, components and peripherals. But the narrow nature of equity markets in 1999 made these stocks an exception. Across international markets, despite strong aggregate returns, the majority of stocks actually fell in price.

This was particularly evident in Japan where strong performances from both the yen and the market achieved a return of 62% for US dollar investors and yet 60% of stocks declined in price. In 1999, investors focused a lot of energy on the good news coming out of Japan: beginning signs of economic recovery and tantalizing forays into corporate restructuring. While we acknowledge the progress of the past eighteen months, the pace of change is still very slow, the economic recovery fragile, and most companies continue to destroy shareholder value. Stock valuations do not generally reflect this reality.

The single minded focus of investors, strong economic growth and low inflation has left large sections of the international stock markets offering even better value than twelve months ago. We continue to focus on identifying long term value for your portfolio. We are holding only a few select companies in Japan, which we believe offer long term value. We are focusing on the abundant value opportunities in Australasia and the United Kingdom and we have substantial holdings in Continental Europe where valuations are supported by the weakness of the Euro in 1999.

Elizabeth A. Desmond
Clive Gillmore


Growth of $10,000 invested 5/1/91 through 12/31/99

                               5/1/91    12/31/99
International Fund            $10,000     $22,459
Morgan Stanley EAFE Index     $10,000     $23,725


This chart illustrates, hypothetically, that $10,000 was invested in the International Fund on 5/1/91. As the chart shows, by December 31, 1999, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $22,459. For comparison, look at how the Morgan Stanley EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,725. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return             Ended
on investments                    12/31/99
--------------------------------------------
One Year                           +17.75%
--------------------------------------------
Five Years                         +11.28%
--------------------------------------------
Lifetime
(since 5/1/91)                     + 9.78%
--------------------------------------------





* MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australia and the Far East. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                             International Fund  1

Lincoln National
International Fund, Inc.

Statement of Net Assets
December 31, 1999

Investments:

                                            Par**             Market
Long-Term Debt Investments:                 Amount            Value
-----------------------------------------------------------------------------
BG Transco Holdings (United Kingdom)
7.06%, 12/14/09                                281,543        $     457,403
4.19%, 12/14/22                                281,543              453,471
7.00%, 12/16/24                                281,543              441,697
-----------------------------------------------------------------------------
Total Long-Term Debt Investments: 0.2%
(Cost $1,376,340)                                                 1,352,571
-----------------------------------------------------------------------------

                                            Number
Common Stock:                               of Shares
-----------------------------------------------------------------------------
Australia: 10.4%
-----------------------------------------------------------------------------
Amcor Limited                                2,351,000           11,019,226
CSR Limited                                  3,762,900            9,147,234
Foster's Brewing Group                       5,160,800           14,817,121
National Australia Bank                        922,700           14,124,784
Orica                                        1,037,100            5,594,086
-----------------------------------------------------------------------------
                                                                 54,702,451
Belgium: 1.5%
-----------------------------------------------------------------------------
Electrabel SA                                   24,654            8,064,231
-----------------------------------------------------------------------------

France: 11.1%
-----------------------------------------------------------------------------
Alcatel                                         68,500           15,718,736
Compagnie De Saint-Gobain                       57,050           10,719,935
Societe Generale                                59,150           13,751,781
Total Fina                                                       18,111,958
-----------------------------------------------------------------------------
                                                                 58,302,410
Germany: 10.9%
-----------------------------------------------------------------------------
Bayer                                          336,400           15,980,494
Bayerische Hypo-und Vereinsbank AG             201,400           13,742,994
Continental                                    178,600            3,586,052
Rheinisch Westfaelisches Elek                  206,900            8,225,263
Siemens                                        122,100           15,606,718
-----------------------------------------------------------------------------
                                                                 57,141,521
Hong Kong: 3.7%
-----------------------------------------------------------------------------
Hong Kong Electric*                          2,473,000            7,730,610
Jardine Matheson Holdings Limited            1,452,000            5,720,880
Peregrine Investment Holdings                2,484,500                3,196
Wharf Holdings                               2,593,000            6,020,924
-----------------------------------------------------------------------------
                                                                 19,475,610
Japan: 15.0%
-----------------------------------------------------------------------------
Canon*                                         480,000           19,082,494
Eisai*                                         495,000            9,524,356
Hitachi*                                     1,112,000           17,857,329
Matsushita Elecric Industrial*                 559,000           15,490,524
Nichido Fire & Marine*                       1,061,000            6,108,866
West Japan Railway*                                              10,715,553
-----------------------------------------------------------------------------
                                                                 78,779,122
Malaysia: 1.0%
-----------------------------------------------------------------------------
Sime Darby Berhad                            4,236,200            5,373,215
-----------------------------------------------------------------------------

Netherlands: 6.6%
-----------------------------------------------------------------------------
Elsevier-CVA                                   757,900            9,046,671
ING Groep                                      183,977           11,098,709
Royal Dutch Petroleum                          236,500           14,483,847
-----------------------------------------------------------------------------
                                                                 34,629,227
New Zealand: 3.3%
-----------------------------------------------------------------------------
Carter Holt Harvey                           4,063,700            5,308,208
Telecom Corporation of New Zealand           2,518,200           11,841,836
-----------------------------------------------------------------------------
                                                                 17,150,044

                                            Number             Market
South Africa: 1.9 of                        Shares             Value
-----------------------------------------------------------------------------
Sanlam Limited                               5,051,500         $  7,058,148
Sasol Limited                                  394,600            3,237,579
-----------------------------------------------------------------------------
                                                                 10,295,727
Spain: 7.2%
-----------------------------------------------------------------------------
Banco Santander Central Hispanoamericano     1,008,437           11,407,942
Iberdrola                                      682,000            9,444,849
Telefonica de Espana*                          685,298           17,105,008
-----------------------------------------------------------------------------
                                                                 37,957,799
United Kingdom: 26.4%
-----------------------------------------------------------------------------
Associated British Foods                       736,208            4,050,683
Bass                                           948,100           11,764,944
BG Group                                     1,962,044           12,569,489
Blue Circle Industry                         1,856,100           10,617,031
Boots                                        1,316,399           12,838,560
British Airways                              1,688,300           10,986,175
Cable & Wireless plc                         1,117,500           18,892,353
GKN                                            877,000           14,231,724
Glaxo Wellcome                                 413,600           11,713,912
Great Universal Stores                         901,800            5,001,829
PowerGen                                     1,253,100            8,928,167
Rio Tinto                                      602,040           14,465,056
Taylor Woodrow                               1,433,400            3,101,445
-----------------------------------------------------------------------------
                                                                139,161,368
Total Common Stock:  99.0%
(Cost $467,167,471)                                             521,032,725
-----------------------------------------------------------------------------

                                            Par
Repurchase Agreement:                       Amount
-----------------------------------------------------------------------------
State Street Bank and Trust Co.
Repurchase Agreement, dated 12/31/99, 2.50%,
maturing 1/3/00, collateralized by $1,785,000
U.S. Treasury Bond, 11.250%, 2/15/15,
market value $2,603,869                     $2,552,000            2,552,000
-----------------------------------------------------------------------------

Total Repurchase Agreement: 0.5%
(Cost $2,552,000)                                                 2,552,000
-----------------------------------------------------------------------------

Total Investments: 99.7%
(Cost $471,095,811)                                             524,937,296
-----------------------------------------------------------------------------
Other Assets Over Liabilities: 0.3%                               1,379,881
-----------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $14.374 per share based
on 36,613,704 shares issued and outstanding)                   $526,317,177
-----------------------------------------------------------------------------
Components of Net Assets at December 31, 1999:
-----------------------------------------------------------------------------

Common Stock, par value $.01 per share,
 100,000,000 authorized shares                                 $    366,137
Paid in capital in excess of par value of
 shares issued                                                  457,464,217
Undistributed net investment income***                           11,243,520
Accumulated net realized gain on investments                      3,410,348
Net unrealized appreciation of investments
 and foreign currencies                                          53,832,955
-----------------------------------------------------------------------------

Total Net Assets                                               $526,317,177
-----------------------------------------------------------------------------


*   Non-income producing security.
**  Par amounts for foreign debt are in local currency.
*** Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes to financial statements

                             International Fund  2

Lincoln National International Fund, Inc.

Statement of Operations

Year ended December 31, 1999

Investment income:
 Dividends                                                  $16,451,839
-----------------------------------------------------------------------------
 Interest                                                       350,630
-----------------------------------------------------------------------------
 Less: Foreign withholding tax                               (1,441,455)
-----------------------------------------------------------------------------
  Total investment income                                    15,361,014
-----------------------------------------------------------------------------

Expenses:
 Management fees                                              3,998,445
-----------------------------------------------------------------------------
 Accounting fees                                                342,597
-----------------------------------------------------------------------------
 Custody fees                                                   260,396
-----------------------------------------------------------------------------
 Printing and postage                                            84,319
-----------------------------------------------------------------------------
 Professional fees                                               29,439
-----------------------------------------------------------------------------
 Directors fees                                                   4,200
-----------------------------------------------------------------------------
 Other                                                           48,242
-----------------------------------------------------------------------------
  Total expenses                                              4,767,638
-----------------------------------------------------------------------------
Net investment income                                        10,593,376
-----------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments and foreign currency:
 Net realized gain (loss) on:
 Investment transactions                                     12,170,607
-----------------------------------------------------------------------------
  Foreign currency transactions                               2,282,172
-----------------------------------------------------------------------------
  Net realized gain on investment and
  foreign currency transactions                              14,452,779
-----------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of:
     Investments                                             57,437,078
-----------------------------------------------------------------------------
     Foreign currency                                          (569,559)
-----------------------------------------------------------------------------
     Net change in unrealized appreciation/depreciation
     of investments and foreign currency                     56,867,519
-----------------------------------------------------------------------------
Net realized and unrealized gain on investments
  and foreign currency                                       71,320,298
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                   $81,913,674
-----------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                 Year ended      Year ended
                                                 12/31/99        12/31/98
                                                 ----------------------------
Changes from operations:
 Net investment income                           $ 10,593,376    $  7,975,000
-----------------------------------------------------------------------------
 Net realized gain on investment and foreign
 currency transactions                             14,452,779     118,404,110
-----------------------------------------------------------------------------
 Net change in unrealized
 appreciation/depreciation of investments
 and foreign currency                              56,867,519     (61,910,646)
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                          81,913,674      64,468,464
-----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                            (17,725,584)     (5,842,740)
-----------------------------------------------------------------------------
 Net realized gain on investment transactions    (109,585,193)    (18,026,179)
-----------------------------------------------------------------------------
  Total distributions to shareholders            (127,310,777)    (23,868,919)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions          70,059,978      (5,174,443)
-----------------------------------------------------------------------------
 Total increase in net assets                      24,662,875      35,425,102
-----------------------------------------------------------------------------
Net Assets, beginning of year                     501,654,302     466,229,200
-----------------------------------------------------------------------------
Net Assets, end of year                          $526,317,177    $501,654,302
-----------------------------------------------------------------------------

See accompanying notes to financial statements.

                             International Fund  3

Lincoln National International Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                            Year ended December 31,
                                            1999       1998      1997      1996      1995
                                            --------------------------------------------------
Net asset value, beginning of year          $ 15.982   $ 14.673  $ 14.556  $ 13.398  $ 13.027

Income from investment operations:
   Net investment income(2)                    0.294      0.253     0.066     0.071     0.069
   Net realized and unrealized gain
      on investments and foreign currency      2.182      1.838     0.771     1.244     0.892
                                            --------------------------------------------------
   Total from investment operations            2.476      2.091     0.837     1.315     0.961
                                            --------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income       (0.529)    (0.189)        -    (0.071)   (0.069)
   Distributions from net realized gain on
       investment transactions                (3.555)    (0.593)   (0.720)   (0.086)   (0.521)
                                            --------------------------------------------------
Total dividends and distributions             (4.084)    (0.782)   (0.720)   (0.157)   (0.590)
                                            --------------------------------------------------
Net asset value, end of year                $ 14.374   $ 15.982  $ 14.673  $ 14.556  $ 13.398
                                            --------------------------------------------------

Total Return(1)                                17.75%     14.65%     6.00%     9.52%     8.89%

Ratios and supplemental data:
   Ratio of expenses to average net assets      0.92%      0.93%     0.93%     1.19%     1.27%
   Ratio of net investment income
       to average net assets                    2.05%      1.63%     0.44%     0.51%     0.59%
   Portfolio Turnover                          11.51%    123.11%    77.58%    68.67%    63.15%
   Net assets, end of year (000 omitted)    $526,317   $501,654  $466,229  $440,375  $358,391

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the years ended December 31, 1999 and 1998 were based on the average shares outstanding method.

See accompanying notes to financial statements.


                             International Fund  4

Lincoln National International Fund, Inc.

Notes to Financial Statements

December 31, 1999

The Fund: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and the Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States - mostly stocks, with an occasional bond or money market security.

1. Significant Accounting Policies

Security Valuation: All equities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Forward foreign currency contracts are valued at the forward exchange rates prevailing on the day of valuation. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of such assets and liabilities at the end of the period resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.


                             International Fund  5

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolios and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .90% of the first $200,000,000 of the average daily net assets of the Fund, .75% of the next $200,000,000, and .60% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Delaware Investment Advisers Ltd. ("DIAL"), which is an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net asset of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1999. Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1999 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized depreciation at December 31, 1999 are as follows:

         Aggregate     Aggregate     Gross          Gross          Net
         Cost of       Proceeds      Unrealized     Unrealized     Unrealized
         Purchases     From Sales    Appreciation   Depreciation   Appreciation
-------------------------------------------------------------------------------
         $57,827,459   $91,963,125   $106,403,794   $(52,562,312)  $53,841,482

4. Supplemental Financial Instrument Information

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a financial instrument of foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At year ended December 31, 1999 the Fund had no open forward foreign currency contracts.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. The Advisor is responsible for determining that the value of the collateral is at least equal to the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.


                             International Fund  6

5. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Distribution of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at December 31, 1999:

         Banking, Finance and Insurance      14.7%
         -----------------------------------------
         Energy                              10.8
         -----------------------------------------
         Electrical and Electronics          10.0
         -----------------------------------------
         Utilities                            9.7
         -----------------------------------------
         Telecommunications                   8.8
         -----------------------------------------
         Buildings and Materials              7.5
         -----------------------------------------
         Food, Beverage & Tobacco             5.8
         -----------------------------------------
         Retail                               4.5
         -----------------------------------------
         Chemicals                            4.1
         -----------------------------------------
         Transportation                       4.1
         -----------------------------------------
         Healthcare and Pharmaceuticals       4.0
         -----------------------------------------
         Others (individually less than 4%)  16.0
         -----------------------------------------
                                            100.0%
                                            ======

6. Summary of Changes From Capital Share Transactions

                                                Shares Issued Upon                                        Net Increase (Decrease)
                      Capital                   Reinvestment of            Capital Shares                 Resulting From Capital
                      Shares Sold               Dividends                  Redeemed                       Share Transactions
                      -------------------------------------------------------------------------------------------------------------
                      Shares      Amount        Shares      Amount         Shares       Amount            Shares       Amount
                      -------------------------------------------------------------------------------------------------------------
Year ended
  December 31, 1999:  5,327,475   $76,666,823   9,311,698   $127,310,777   (9,413,845)  $(133,917,622)    5,225,328    $70,059,978
Year ended
  December 31, 1998:  3,664,156    57,112,244   1,595,567     23,868,919   (5,646,496)    (86,155,606)     (386,773)    (5,174,443)

7. Distributions to Shareholders

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                             International Fund  7

Lincoln National International Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National International Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National International Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National International Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000



                             International Fund  8